SCHWAB CAPITAL TRUST

SCHWAB INVESTMENTS

Schwab Equity Index Funds

Schwab® S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market Index Fund®

Schwab International Index Fund®

(each a Fund and collectively, the Funds)

Supplement dated February 2, 2017 to the Prospectuses and Statement of Additional Information (SAI), each dated February 25, 2016

This supplement provides new and additional information beyond that contained in the

Prospectuses and SAI and should be read in conjunction with those documents.

Effective March 1, 2017, the management fee structure for the Schwab S&P 500 Index Fund, the Schwab 1000 Index Fund, the Schwab Small-Cap Index Fund, the Schwab Total Stock Market Index Fund and the Schwab International Index Fund will change to a unitary fee structure and the management fees payable by each Fund to Charles Schwab Investment Management, Inc. (CSIM), the Funds’ investment adviser, will be reduced as follows:

	Current Management Fee	New Management Fee	Current Total Annual Fund Operating Expenses*	New Total Annual Fund Operating Expenses
Schwab S&P 500 Index Fund	0.06%	0.03%	0.09%	0.03%
Schwab 1000 Index Fund	0.22%	0.05%	0.29%	0.05%
Schwab Small-Cap Index Fund	0.15%	0.06%	0.17%	0.06%
Schwab Total Stock Market Index Fund	0.06%	0.03%	0.09%	0.03%
Schwab International Index Fund	0.15%	0.07%	0.19%	0.07%

*	After expense reduction. The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Fund to the level outlined in the Fund’s prospectus for so long as the investment adviser serves as the adviser to the Fund. The Board has approved the termination of this agreement with respect to the Fund.

Under the new management fee structure, CSIM will pay the operating expenses of each of the Funds, excluding acquired fund fees and expenses, taxes, any brokerage expenses and extraordinary or non-routine expenses.

Effective March 1, 2017, the minimum initial investment required to invest in each Fund will be eliminated. Additionally, effective March 1, 2017, the expense limitation, which currently limits the Funds’ total annual fund operating expenses; and shareholder servicing fees payable by each Fund will be terminated.

The Board of Trustees has approved these changes which are intended to benefit current and future shareholders by offering these Funds to all investors with competitive expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG95820-00 (02/17)

00190335